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                                                                   EXHIBIT 10(n)


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LOGO
Scientific              DEFERRED COMPENSATION PLAN FOR
Atlanta       NON-EMPLOYEE DIRECTORS OF SCIENTIFIC-ATLANTA, INC.
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                                 As Amended and Restated, Effective May 12, 1999

ARTICLE I - INTRODUCTION
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1.1  Name of the Plan
     -----------------

     This Plan shall be known as the Deferred Compensation Plan for Non-Employee Directors of Scientific-Atlanta, Inc.

1.2  Purpose of Plan
     ---------------

     The purpose of the Plan is to provide non-employee directors of Scientific-Atlanta, Inc. ("the Company") the opportunity to defer receipt of cash compensation and compensation in the form of stock payable to them for services to the Company as directors.

1.3  Restatement of Plan
     -------------------

     This document amends and restates the Plan effective as of February 6, 1999. All deferral elections made before or after February 6, 1999, shall be governed by the terms of the Plan as amended and restated herein.

ARTICLE II - DEFINITIONS
------------------------

For purposes of this Plan the following words and phrases shall have the meanings and applications set forth below:

2.1  Plan
     ----

     This Deferred Compensation Plan for Non-Employee Directors of Scientific-Atlanta, Inc., as amended from time to time.

2.2  Participant
     -----------

     A non-employee member of the Board of Directors of the Company who elects to participate in this Plan.

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